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COCA-COLA ENTERPRISES, INC. REPORTS SECOND-QUARTER 2014 RESULTS, AFFIRMS FULL-YEAR EARNINGS OUTLOOK

•	Second-quarter earnings per diluted share totaled 78 cents on a reported basis, or 90 cents on a comparable basis, including a currency benefit of approximately 6 cents.

•	Net sales totaled $2.3 billion, up 8 percent on a reported basis, or up 2½ percent on a currency-neutral basis; volume increased 3½ percent.

•	Operating income totaled $295 million on a reported basis, or $341 million on a comparable basis. Comparable operating income increased 8½ percent, or 2 percent on a currency-neutral basis.

•
CCE affirms 2014 full-year guidance, including comparable and currency-neutral earnings per diluted share growth of approximately 10 percent, low single-digit net sales growth, and mid-single-digit operating income growth.

ATLANTA, July 24, 2014 - Coca-Cola Enterprises, Inc. (NYSE/Euronext Paris: CCE) today reported second-quarter operating income of $295 million on a reported basis, or $341 million on a comparable basis. In the quarter, reported earnings per diluted share totaled 78 cents, or 90 cents on a comparable basis. Currency translation had a positive impact of approximately 6 cents on comparable earnings per diluted share. Items affecting comparability are detailed on pages 10 through 13 of this release.

For the second quarter, net sales totaled $2.3 billion, an increase of 8 percent from the same quarter in 2013 on a reported basis, or 2½ percent on a currency-neutral basis.
“While we are encouraged by a return to volume growth, we continue to face ongoing macroeconomic weakness, competitive and marketplace pressures, and a dynamic customer landscape, particularly in Great Britain,” said John F. Brock, chairman and chief executive officer. “These challenges demand that we continue to work diligently to build on the strengths of our solid marketing programs, provide outstanding service to our customers, and maximize the effectiveness of our operations.
“Ultimately, we remain focused on our primary objective - delivering growth in shareowner value - and we continue to utilize all business levers to reach this goal.”
Operating Review
Total second-quarter volume grew 3½ percent, with growth in sparkling drinks of 3½ percent. Coca-Cola trademark brands grew 4 percent as Coca-Cola Zero achieved growth of more than 14 percent and Coca-Cola grew 4½ percent. CCE’s portfolio of energy brands grew 3 percent. Still beverages increased 2 percent with growth in water, Oasis, Capri Sun, and Nestea. Volume in Great Britain grew 2 percent, and volume in continental Europe (including Norway and Sweden) grew 4 percent.
Net pricing per case in the second quarter was flat, while cost of sales per case declined 1 percent. Operating expenses increased 6 percent, reflecting volume growth and timing of current year and prior year promotional expenses. These figures are comparable and currency-neutral.
“To grow we will continue to execute against the strong combination of marketing, brand, packaging, and operating initiatives we have in place. These initiatives include brand innovations, new take-home and immediate consumption packaging, and efficiency and effectiveness programs,” said Hubert Patricot, executive vice president and president, European Group.

“Although we operate in a highly competitive marketplace, with dynamic consumer, customer and economic challenges, we remain focused on delivering sustained profitable growth.”
Full-Year 2014 Outlook
CCE affirms its guidance for full-year 2014. It continues to expect 2014 earnings per diluted share growth of approximately 10 percent, net sales growth in a low single-digit range, and operating income growth in a mid-single-digit range. This guidance is comparable and currency-neutral. Based on recent rates, currency translation would benefit full-year 2014 earnings per diluted share by slightly more than 5 percent.
The company continues to expect 2014 free cash flow of approximately $650 million. Capital expenditures are expected to be approximately $350 million. Weighted-average cost of debt is expected to be approximately 3 percent and the comparable effective tax rate for 2014 is expected to be in a range of 26 percent to 28 percent.
Share Repurchase
In December 2013, our Board of Directors approved a $1 billion share repurchase program - the fourth program since the creation of new CCE. Through the second quarter of the year, the company has repurchased approximately $600 million of its shares, and continues to expect to repurchase approximately $800 million of its shares by the end of 2014. These plans may be adjusted depending on economic, operating, or other factors, including acquisition opportunities.
Conference Call
CCE will host a conference call with investors and analysts today at 10 a.m. EDT. The call can be accessed through the company’s website at www.cokecce.com.
ABOUT CCE
    Coca-Cola Enterprises, Inc. (CCE) is the leading Western European marketer, producer, and distributor of non-alcoholic ready-to-drink beverages and one of the world’s largest independent Coca-Cola bottlers. CCE is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, the Netherlands, Norway, and Sweden. We operate with a local focus and have 17 manufacturing sites across Europe, where we manufacture nearly 90 percent of our products in the markets in which they are consumed. Corporate responsibility and sustainability is core to our business, and we have been recognized by leading organizations in North America and Europe for our progress in water use reduction, carbon footprint reduction, and recycling initiatives. For more information about our company, please visit our website at www.cokecce.com and follow us on twitter at @cokecce.

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Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and other SEC filings.

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in millions, except per share data)

	Second Quarter		First Six Months
	2014	2013	2014	2013
Net sales	$2,333	$2,156	$4,203	$4,006
Cost of sales	1,487	1,403	2,707	2,619
Gross profit	846	753	1,496	1,387
Selling, delivery, and administrative expenses	551	481	1,017	1,004
Operating income	295	272	479	383
Interest expense, net	30	24	58	49
Other nonoperating income (expense)	1	(2)	—	(4)
Income before income taxes	266	246	421	330
Income tax expense	68	64	108	87
Net income	$198	$182	$313	$243
Basic earnings per share	$0.80	$0.67	$1.24	$0.89
Diluted earnings per share	$0.78	$0.66	$1.22	$0.87
Dividends declared per share	$0.25	$0.20	$0.50	$0.40
Basic weighted average shares outstanding	249	271	252	275
Diluted weighted average shares outstanding	254	277	257	281

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited; in millions)

	Second Quarter		First Six Months
	2014	2013	2014	2013
Net income	$198	$182	$313	$243
Components of other comprehensive income (loss):
Currency translations
Pretax activity, net	13	(10)	24	(190)
Tax effect	—	—	—	—
Currency translations, net of tax	13	(10)	24	(190)
Net investment hedges
Pretax activity, net	18	(9)	17	18
Tax effect	(6)	3	(6)	(6)
Net investment hedges, net of tax	12	(6)	11	12
Cash flow hedges
Pretax activity, net	(3)	13	(6)	28
Tax effect	—	(4)	1	(8)
Cash flow hedges, net of tax	(3)	9	(5)	20
Pension plan adjustments
Pretax activity, net	7	6	13	12
Tax effect	(2)	(1)	(3)	(2)
Pension plan adjustments, net of tax	5	5	10	10
Other comprehensive income (loss), net of tax	27	(2)	40	(148)
Comprehensive income	$225	$180	$353	$95

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	June 27, 2014	December 31, 2013
ASSETS
Current:
Cash and cash equivalents	$356	$343
Trade accounts receivable	2,136	1,515
Amounts receivable from The Coca-Cola Company	63	89
Inventories	488	452
Other current assets	252	169
Total current assets	3,295	2,568
Property, plant, and equipment, net	2,304	2,353
Franchise license intangible assets, net	4,048	4,004
Goodwill	122	124
Other noncurrent assets	399	476
Total assets	$10,168	$9,525
LIABILITIES
Current:
Accounts payable and accrued expenses	$2,292	$1,939
Amounts payable to The Coca-Cola Company	151	145
Current portion of debt	423	111
Total current liabilities	2,866	2,195
Debt, less current portion	4,053	3,726
Other noncurrent liabilities	226	221
Noncurrent deferred income tax liabilities	1,113	1,103
Total liabilities	8,258	7,245
SHAREOWNERS’ EQUITY
Common stock	4	3
Additional paid-in capital	3,916	3,899
Reinvested earnings	1,763	1,577
Accumulated other comprehensive loss	(291)	(331)
Common stock in treasury, at cost	(3,482)	(2,868)
Total shareowners’ equity	1,910	2,280
Total liabilities and shareowners’ equity	$10,168	$9,525

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	First Six Months
	2014	2013
Cash Flows from Operating Activities:
Net income	$313	$243
Adjustments to reconcile net income to net cash derived from operating activities:
Depreciation and amortization	153	159
Share-based compensation expense	15	16
Deferred income tax expense (benefit)	13	(15)
Pension expense less than contributions	(4)	(4)
Net changes in assets and liabilities	(277)	(252)
Net cash derived from operating activities	213	147
Cash Flows from Investing Activities:
Capital asset investments	(156)	(149)
Capital asset disposals	26	—
Net cash used in investing activities	(130)	(149)
Cash Flows from Financing Activities:
Net change in commercial paper	412	16
Issuances of debt	347	459
Payments on debt	(108)	(217)
Shares repurchased under share repurchase programs	(588)	(588)
Dividend payments on common stock	(125)	(109)
Other financing activities, net	(7)	5
Net cash used in financing activities	(69)	(434)
Net effect of currency exchange rate changes on cash and cash equivalents	(1)	(8)
Net Change in Cash and Cash Equivalents	13	(444)
Cash and Cash Equivalents at Beginning of Period	343	721
Cash and Cash Equivalents at End of Period	$356	$277

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	Second-Quarter 2014
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$1,487	551	295	68	$198	$0.78
Items Impacting Comparability:
Mark-to-Market Effects (c)	7	1	(8)	(3)	(5)	(0.02)
Restructuring Charges (d)	—	(54)	54	18	36	0.14
Comparable (non-GAAP)	$1,494	498	341	83	$229	$0.90
		Diluted Weighted Average Shares Outstanding				254

	Second-Quarter 2013
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$1,403	481	272	64	$182	$0.66
Items Impacting Comparability:
Mark-to-Market Effects (c)	(6)	(2)	8	2	6	0.02
Restructuring Charges (d)	(1)	(33)	34	9	25	0.09
Comparable (non-GAAP)	$1,396	446	314	75	$213	$0.77
		Diluted Weighted Average Shares Outstanding				277

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b) As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.
(c) Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges.
(d) Amounts represent non-recurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	First Six Months 2014
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$2,707	1,017	479	108	$313	$1.22
Items Impacting Comparability:
Mark-to-Market Effects (c)	6	—	(6)	(2)	(4)	(0.02)
Restructuring Charges (d)	—	(62)	62	21	41	0.16
Comparable (non-GAAP)	$2,713	955	535	127	$350	$1.36
		Diluted Weighted Average Shares Outstanding				257

	First Six Months 2013
	Cost of Sales	Selling, Delivery, and Administrative Expenses	Operating Income	Income Tax Expense	Net Income	Diluted Earnings Per Share
Reported (GAAP) (b)	$2,619	1,004	383	87	$243	$0.87
Items Impacting Comparability:
Mark-to-Market Effects (c)	(9)	—	9	2	7	0.02
Restructuring Charges (d)	(4)	(98)	102	28	74	0.27
Comparable (non-GAAP)	$2,606	906	494	117	$324	$1.16
		Diluted Weighted Average Shares Outstanding				281

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b) As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.
(c) Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges.
(d) Amounts represent non-recurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT INCOME (a)
(Unaudited; in millions)

	Second-Quarter 2014
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$321	$(26)	$295
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	(8)	(8)
Restructuring Charges (d)	54	—	54
Comparable (non-GAAP)	$375	$(34)	$341

	Second-Quarter 2013
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$309	$(37)	$272
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	8	8
Restructuring Charges (d)	34	—	34
Comparable (non-GAAP)	$343	$(29)	$314

	First Six Months 2014
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$545	$(66)	$479
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	(6)	(6)
Restructuring Charges (d)	62	—	62
Comparable (non-GAAP)	$607	$(72)	$535

	First Six Months 2013
	Europe	Corporate	Operating Income
Reported (GAAP) (b)	$454	$(71)	$383
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	9	9
Restructuring Charges (d)	102	—	102
Comparable (non-GAAP)	$556	$(62)	$494

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b) As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.
(c) Amounts represent the net out of period mark-to-market impact of non-designated commodity hedges.
(d) Amounts represent non-recurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF NON-GAAP MEASURES
(Unaudited; in millions, except percentages)

	Second-Quarter 2014 Change Versus Second-Quarter 2013	First Six Months 2014 Change Versus First Six Months 2013
Net Sales Per Case
Change in Net Sales per Case	4.5%	4.5%
Impact of Excluding Post Mix, Non-Trade, and Other	1.0%	0.5%
Bottle and Can Net Pricing Per Case	5.5%	5.0%
Impact of Currency Exchange Rate Changes	(5.5)%	(4.5)%
Currency-Neutral Bottle and Can
Net Pricing Per Case (a)	—%	0.5%

Cost of Sales Per Case
Change in Cost of Sales per Case	2.5%	3.0%
Impact of Excluding Post Mix, Non-Trade, and Other	1.5%	1.0%
Bottle and Can Cost of Sales Per Case	4.0%	4.0%
Impact of Currency Exchange Rate Changes	(5.0)%	(4.5)%
Currency-Neutral Bottle and Can
Cost of Sales Per Case (a)	(1.0)%	(0.5)%

Physical Case Bottle and Can Volume
Change in Volume	3.5%	0.5%
Impact of Selling Day Shift	—%	0.5%
Comparable Bottle and Can Volume (b)	3.5%	1.0%

	First Six Months
Reconciliation of Free Cash Flow (c)	2014	2013
Net Cash Derived From Operating Activities	$213	$147
Less: Capital Asset Investments	(156)	(149)
Add: Capital Asset Disposals	26	—
Free Cash Flow	$83	$(2)

	June 27,	December 31,
Reconciliation of Net Debt (d)	2014	2013
Current Portion of Debt	$423	$111
Debt, Less Current Portion	4,053	3,726
Less: Cash and Cash Equivalents	(356)	(343)
Net Debt	$4,120	$3,494

(a) The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing Per Case" and "Currency-Neutral Bottle and Can Cost of Sales per Case" are used to more clearly evaluate bottle and can pricing and cost trends in the marketplace. These measures exclude items not directly related to bottle and can pricing or cost and currency exchange rate changes.

(b) The non-GAAP measure "Comparable Bottle and Can Volume" is used to analyze the performance of our business on a constant period basis. There were the same number of selling days in the second quarter of 2014 versus the second quarter of 2013. There was one less selling day in the first six months of 2014 versus the first six months of 2013.

(c) The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(d) The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.